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                                                                    Exhibit 10.1

                             NN BALL & ROLLER, INC.

                              STOCK INCENTIVE PLAN

1.       PURPOSE

         The NN Ball & Roller, Inc. Stock Incentive Plan (the "Plan") is designed to enable officers and key employees of NN Ball & Roller, Inc. (the "Company") to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a means of attracting and retaining officers and key employees of outstanding ability and of increasing the identity of interests between them and the Company's shareholders, by providing an incentive to perform in a superior manner and rewarding such performance. Because the individuals eligible to receive Awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company, the directors believe that the grant of Awards will advance the interests of the Company and the shareholders.

2.       DEFINITIONS

         In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

         (a) "Agreement" means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.

         (b) "Award" means an Option, Restricted Shares, a Right or any award described in Section 13 hereof.

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     (c) "Beneficiary" means the person or persons designated in writing by the
         Grantee as his beneficiary with respect to an Award in the event of the Grantee's death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any such designation may be revoked by the Grantee and a new designation substituted therefor at any time before the Grantee's death.

     (d) "Board of Directors" or "Board" means the board of directors of the Company.

     (e) A "Change in Control" shall be deemed to occur when and if any of the following events occurs:

                (i) the Company acquires knowledge that any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the "beneficial owner," as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934
         Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board, except in a transaction provided for in clause (ii) hereof; or

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              (ii) the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of
         Section 16 of the 1934 Act) and after which merger, consolidation or sale the shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving such merger or consolidation or to which all or substantially all such assets are transferred.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means a committee, appointed or approved by the Board pursuant to Section 5(a) below, consisting of (i) prior to the consummation of the initial public offering, some or all of the directors, and (ii) after the consummation of the initial public offering not less than two directors each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time. To the extent that it is determined desirable to exempt any compensation earned under the Plan from the limitation on

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         deductions imposed by Section 162(m) of the Code and the rules and regulations thereunder, membership in the Committee may be limited as necessary to exempt such compensation from such limitation.

    (h)  "Company" means NN Ball & Roller, Inc.

    (i) "Disability" or "Disabled" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

    (j) "Fair Market Value" means, when used in connection with the Shares on a certain date, (1) the last sale price if Shares are listed on a national securities exchange, (2) if the Shares are not listed on a national security exchange, the last sale price (or if last sale prices are not disseminated, the mean of the closing bid and asked prices) as reported by a nationally recognized quotation reporting service then reporting such information or (3) if Shares are not so listed or such prices are not so disseminated any other appropriate method that the Committee deems fair and equitable.

    (k) "Grantee" means a person to whom an Award has been granted under the Plan.

    (l) "Incentive Stock Option" means an Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

    (m) "Limited Stock Appreciation Right" means a right that provides for a payment in accordance with Section 11 hereof.

    (n) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

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     (o) "Nonqualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

     (p) "Option" means an option to purchase a Share or Shares under the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include both Incentive Stock Options and Nonqualified Stock Options.

     (q) "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).

     (r) "Plan" means the NN Ball & Roller, Inc. Stock Incentive Plan, as set forth herein and as amended from time to time.

     (s) "Restricted Shares" means Shares granted pursuant to Section 12 hereof subject to such restrictions and other terms and conditions as the Committee shall determine in accordance with the Plan.

     (t) "Retirement" means termination of employment after the Grantee's 60th birthday and after the Grantee has completed five years of service (within the meaning of the NN Ball and Roller, Inc. Employees' Profit Sharing Plan) with the Company.

     (u) "Right" means a Stock Appreciation Right or a Limited Stock Appreciation Right. Unless the context clearly indicates otherwise, the term "Right" shall include both Stock Appreciation Rights and Limited Stock Appreciation Rights.

     (v) "Shares" means shares of the common stock, par value $0.01 per share, of the Company.

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     (w) "Stock Appreciation Right" means a right that provides for a payment in accordance with Section 10 hereof.

     (x) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

     (y) "Term" means the period during which a particular Option or Right may be exercised.

3.   ADOPTION AND DURATION OF THE PLAN

     (a) The Plan is effective as of March 2, 1994, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 23 hereof. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

     (b) The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose, or (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote (or any larger percentage of the Shares entitled to vote as required by the Company's Certificate of Incorporation or By-laws). If stockholder approval is not obtained, all Awards granted under the Plan shall be of no effect. No Award may be exercised,

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         and no restriction on Restricted Shares shall expire, lapse or be removed, prior to stockholder approval of the Plan.

4.   NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

     (a) The Company may grant Awards under the Plan with respect to not more than 500,000 Shares (subject, however, to adjustment as provided in Section 22 hereof), which Shares may be provided from any or a combination of the Company's treasury, the issuance of authorized but unissued Shares, and/or the purchase of outstanding Shares in the open market or in private transactions.

     (b) If, and to the extent that, all or any part of an Award previously granted is surrendered, lapses, expires, is forfeited or is terminated (other than by reason of exercise in the case of an Option), in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to the Grantee (and cash or any other form of consideration is not paid in lieu thereof pursuant to any tandem arrangement or otherwise), then such Shares subject to the Award shall again become available for the granting of Awards under the Plan within the limitation stated in subsection (a). Notwithstanding the foregoing, (i) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends on Restricted Shares) or (ii) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price of an Option or to satisfy tax

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         withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

5.   ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board from time to time and shall serve at the pleasure of the Board.

     (b) The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan and as are in accordance with the Certificate of Incorporation and Bylaws of the Company. All actions of the Committee under the Plan shall be effective if taken either (1) by a majority vote of the members then in office at a meeting duly called and held or (2) by execution of a written instrument signed by all of the members then in office.

     (c) The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time: (1) to select the officers and key employees to whom Awards shall be granted; (2) to determine the date on which each Award shall be granted; (3) to prescribe the number of Shares subject to each Award; (4) to determine the type of each Award; (5) to determine the term of each Award; (6) to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares, other property or cash thereunder; (7) to

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          prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable or payable; (8) to prescribe any limitations, restrictions or conditions on any Award; (9) to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan; (10) to adopt, amend and rescind rules and regulations relating to the Plan; and (11) to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.

6.   INDIVIDUALS ELIGIBLE TO RECEIVE AWARDS

     (a) Awards may be granted under the Plan to officers and key employees of the Company or any Subsidiary, including officers or key employees who also serve as members of the Board. All determinations by the Committee as to the individuals to whom Awards shall be granted hereunder shall be conclusive.

     (b) Directors who are not regular salaried employees of the Company or any Subsidiary shall not be eligible to receive Awards.

     (c) A Grantee may receive more than one Award. A Grantee may not receive Awards with respect to more than 300,000 Shares (subject, however, to adjustment as provided in Section 22) in any three-year period. For purposes of the application of this limitation, if an Award is cancelled, the Shares subject to the cancelled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to the Grantee. If, after the grant of an Award, the Option price or purchase price

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          of the Award is reduced, the transaction shall be treated as a cancellation of the Award and a grant of a new Award, and both the Shares subject to the Award that is deemed to be cancelled and the Shares subject to the Award that is deemed to be granted shall reduce the maximum number of Shares for which Awards may be granted to the Grantee.

7.   AGREEMENT

     (a) Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions and restrictions applicable thereto.

     (b) Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.

8.   INCENTIVE STOCK OPTIONS

     (a) The Committee may authorize the grant of Incentive Stock Options to officers and key employees, subject to the terms and conditions set forth in the Plan. The Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Agreement is intended to be an "incentive stock option" within the meaning of Section 422(b) of the Code.

     (b) The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event

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          shall the Term of the Option extend beyond ten years from the date of grant of the Option. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Term of the Option shall not extend beyond five years from the date of grant.

     (c) To the extent that the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options (determined without regard to this subsection (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent (if any) and its Subsidiaries (if any)) exceeds $100,000, such Options shall not be Incentive Stock Options. For the purposes of this subsection (c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. This subsection (c) shall be applied by taking Options into account in the order in which they were granted.

     (d) The Option price per Share established by the Committee for an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is granted, except that in the case of an Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any) or a Subsidiary (if any), the Option price for each Share shall not be less than 110 percent of the Fair Market Value of a Share on the date

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          the Option is granted. In no event may an Incentive Stock Option be granted if the Option price per Share is less than the par value of a Share.

     (e) Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (1) within two years after the date on which the Option was granted, or (2) within one year after the issuance or transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

9.   NONQUALIFIED STOCK OPTIONS

     (a) The Committee may authorize the grant of Nonqualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee as an Incentive Stock Option, it is intended that the Option will not be an "incentive stock option" within the meaning of Section 422(b) of the Code and, instead, will be a Nonqualified Stock Option. The Agreement relating to a Nonqualified Stock Option shall state that the Option evidenced by the Agreement shall not be treated as an Incentive Stock Option.

     (b) The Term of each Nonqualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the
          Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Nonqualified Stock Option extend beyond ten years from the date of grant of the Option.

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     (c)  The Option price to be paid by the Grantee for each Share purchased upon the exercise of a Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is granted. In no event may a Nonqualified Stock Option be granted if the Option price per Share is less than the par value of a Share.

10.  STOCK APPRECIATION RIGHTS

     (a) The Committee shall have authority, in its sole discretion, to provide for the grant of Stock Appreciation Rights either (i) in tandem with all or a portion of an Option granted under the Plan or (ii) independent of any Option granted under the Plan. A tandem Right shall be exercisable only at such times, and to such extent, as the related Option is exercisable. Subject to shareholder approval of the Plan as required by Section 3(b) above, an independent Right shall be exercisable at such time and to such extent as the Committee shall determine.

     (b) Any Stock Appreciation Right shall permit the Grantee to receive, upon exercise of the Right, an amount (to be paid in cash, in Shares or in both cash and Shares, as determined by the Committee in its sole discretion at any time prior to or after exercise) equal in value to the difference between (1) the Fair Market Value on the date of exercise of the Shares with respect to which the Right is exercised and (2) either (i) the Option price of the related Option in the case of a Right that is related to an Option or (ii) the Fair Market Value of

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          a Share on the date the Right was granted in the case of a Right that is not related to any Option.

     (c) With respect to Rights granted under the Plan, the Committee may establish such waiting periods, exercise dates and other limitations as it shall deem appropriate in its sole discretion, provided that (1) no Right that is granted in tandem with an Option may be exercised after the expiration of the Term of such Option and (2) the exercise of a Right (whether or not in tandem with an Option) for cash by a director or officer (within the meaning of Rule 16b-3 under the 1934
          Act) of the Company is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of
          Section 13(a) of the 1934 Act for at least one year prior to the exercise and shall have filed all reports required to be filed under
          Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove the election of the Grantee to receive cash as whole or partial settlement of the Right, approves the Grantee's election to receive cash after the election is made, (D) the exercise occurs during one of the window periods described in clause
          (e)(3) of Rule 16b-3 and (E) the Right is not exercised prior to the expiration of a six-month period after the date of the grant or, if later, stockholder approval of the Plan as provided in Section 3(b). In addition, the Committee may impose a prohibition on the exercise of Rights for such

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          period or periods as it, in its sole discretion, deems to be in the best interest of the Company.

     (d) The right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of a tandem Right, and the right of a Grantee to exercise a tandem Right shall be canceled if and to the extent that the Shares subject to the Right are purchased upon the exercise of the related Option or are used to calculate the amount to be received upon the exercise of another Right that is related to the Right in question.

     (e) A tandem Right may be granted coincident with or after the grant of any related Option; provided that the Committee shall consult with counsel before granting a tandem Right after the grant of a related Incentive Stock Option.

11.  LIMITED STOCK APPRECIATION RIGHTS

     (a) The Committee shall have authority, in its sole discretion, to provide for the grant of Limited Stock Appreciation Rights relating to all or a portion of any Option, whether or not a Stock Appreciation Right has been granted in connection with such Option, except that no Limited Stock Appreciation Right shall be granted in response to a Change in Control.

     (b) A Limited Stock Appreciation Right shall be exercised automatically upon the occurrence of a Change in Control. However, no Limited Stock Appreciation Right shall be exercisable after the expiration of the Term of the tandem

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          Option and the exercise of a Limited Stock Appreciation Right by a director or officer (within the meaning of Rule 16b-3 under the 1934
          Act) of the Company is subject to the following conditions: (1) the Company shall have been subject to the reporting requirements of
          Section 13(a) of the 1934 Act for at least one year prior to the exercise and shall have filed all reports required to be filed under
          Section 13(a) during such period, (2) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, and (3) six months shall have expired since the date of the grant of the Limited Stock Appreciation Right or, if later, stockholder approval of the Plan as provided in Section 3(b).

     (c) The amount to be received by the Grantee upon the exercise of a Limited Stock Appreciation Right shall be paid in cash, and shall be equal in amount to the number of Shares with respect to which the Right is exercised multiplied by the excess of:

               (1) the higher of (i) the highest Fair Market Value of a Share during the period commencing on the ninetieth (90th) day preceding the exercise of the Right and ending on the date of exercise and (ii) either (A) if an event described in paragraph (i) of the definition of "Change in Control," above, has occurred, the highest price per Share paid for any Share as shown on a Schedule 13D (or any amendment thereto) filed pursuant to Section 13(d) of the 1934 Act by any person or group (as defined in that definition) whose acquisition caused the Change in Control to occur, or (B) if an event described in paragraph
          (ii) of the definition of "Change in Control," above,

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                  has occurred, the cash value per Share of the consideration paid or to be paid pursuant to the reorganization agreement (as defined in that definition) if such price is determinable as of the date of exercise of the Limited Stock Appreciation Rights, over

                          (2)   the Option price of the related Option.
                  Any securities or property that are part or all of the consideration paid for Shares pursuant to the reorganization agreement shall be valued at the higher of (i) the valuation placed on such securities or property by the corporation issuing securities or property in the merger or consolidation or to whom the Company is selling or otherwise disposing of all or substantially all of the assets of the Company and (ii) the valuation placed on such securities or property by the Committee.

           (d) In the case of a Limited Stock Appreciation Right that is related to an Incentive Stock Option, the amount payable under subsection (c) may not exceed the difference between the Fair Market Value, as of the exercise date, of the Shares with respect to which the Right is exercised and the Option price of the related Incentive Stock Option.

           (e) The grant and exercise of Limited Stock Appreciation Rights shall be subject to the terms and conditions set forth in Sections 10(d) through 10(e).

      12.  RESTRICTED SHARES

           (a) The Committee may authorize the grant of Restricted Shares subject to the terms and conditions set forth in the Plan. Subject to the provisions of this

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                  Section 12, the Committee shall determine at the time of grant the size and the terms and conditions of each grant of Restricted Shares, including the duration of the restrictions that shall be imposed on the Restricted Shares, the dates on which, or circumstances (such as the satisfaction of specified performance criteria) in which, the restrictions shall expire, lapse or be removed or the Restricted Shares shall be forfeited, and the purchase price, if any, to be paid to the Company by the Grantee (and the terms of payment thereof) for the Restricted Shares. To the extent required by law, the purchase price of a Restricted Share shall not be less than the par value of a Share on the date of grant.

           (b) A Grantee of Restricted Shares shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares. A certificate or certificates representing the number of Restricted Shares acquired shall be registered in the name of the Grantee. The Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the Grantee (or, in the event of the Grantee's death, to his Beneficiary), may provide for the holding of such certificate or certificates in custody by a bank or other institution or by the Company itself pending their delivery to the Grantee or Beneficiary, and may provide for any appropriate legend to be borne by the certificate or certificates referring to the terms, conditions and restrictions applicable to the Restricted Shares.

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           (c)    While subject to the restrictions imposed by the Committee in accordance with this Section 12, Restricted Shares shall not be sold, assigned, conveyed, transferred, pledged, hypothecated, or otherwise disposed of, and any attempt thereto shall be ineffective. If the Grantee's continuous employment with the Company or any Subsidiary shall terminate for any reason, except as provided by the Committee pursuant to subsection (d) below, all of the rights of the Grantee to such Restricted Shares shall immediately terminate. Upon such termination, the Grantee shall redeliver or cause to be redelivered to the Company any certificate(s) for the Shares previously delivered to the Grantee, accompanied by such endorsement(s) and/or instrument(s) of transfer as may be required by the Company. Upon the return of any certificate(s) for such Restricted Shares, the Company shall pay to the Grantee an amount in cash equal to the lesser of the aggregate purchase price, if any, paid by the Grantee for the Restricted Shares or the current fair market value of the Restricted Shares.

           (d) The restrictions imposed on Restricted Shares shall lapse on such date or dates and in such circumstances as the Committee shall determine at the time of the grant. The Committee shall provide for the acceleration of the lapse of restrictions in whole or in part upon the death or Disability of the Grantee or upon the occurrence of a Change in Control, which provisions shall be set forth in the Agreement. Notwithstanding the foregoing, in no event shall Restricted Shares granted to any director or officer (within the meaning of Section 16 of the 1934 Act) of the Company be transferable prior to the

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                  expiration of a period of six months from the date on which the Restricted Shares were granted (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

           (e) If, after Restricted Shares are transferred to a Grantee, the Grantee properly and timely elects, pursuant to Section 83(b) of the Code, to include in gross income for federal income tax purposes the amount determined under Section 83(b) of the Code, the Grantee shall furnish to the Company a copy of his completed and signed election form, and shall pay (or make arrangements satisfactory to the Company to pay) to the Company any federal, state or local taxes required to be withheld with respect to the Shares. If the Grantee fails to make such payments, the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares.

      13.  OTHER STOCK-BASED AWARDS

           The Committee may, from time to time, grant Awards (other than the Awards described in Sections 8 through 12 above) under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Committee may grant Awards under this
           Section 13 that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restriction(s) thereon are removed. Awards granted under this Section 13 may include, by way of example, phantom Shares, performance units, performance bonus awards, and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

      14.  EXERCISABILITY OF OPTIONS AND RIGHTS

           (a) The Committee shall have authority to grant (1) Options and Rights that are exercisable in full at any time during their Term and (2) Options and Rights that become exercisable in installments during their Term. In exercising an Option or Right, the Grantee may purchase less than all of the Shares available under the Option or Right. Unless the Committee provides otherwise at the time of grant, no Option or Right granted to a director or officer (within the meaning of Section 16 of the 1934 Act) of the Company shall be exercisable within six months after the date of the grant of such Option or Right (or, if later, within six months following stockholder approval of the Plan as provided in
                  Section 3(b)).

           (b) Any Option or Right shall be exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option or Right (other than the six-month waiting period described in the final sentence of subsection
                  (a) above if the Option or Right is subject to such a waiting period and the requirement that the shareholders approve the
                  Plan) beginning on the date on which a Change in Control has occurred.

      15.  EXERCISE OF OPTION OR RIGHT

           (a) Options or Rights shall be exercised by delivering or mailing to the Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased or the number of Shares with respect to which a Right shall be exercised, and (2) if an Option is exercised, payment in full of the Option price for the Shares so purchased by a method described in Section 18 hereof.

           (b) Subject to Section 17(a) hereof, upon receipt of the notice of exercise and payment of the Option price, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

           (c) Upon the purchase of Shares under an Option or Right, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

      16.  EXERCISE OF OPTION OR RIGHT AFTER TERMINATION OF EMPLOYMENT

           (a) If Grantee's employment with the Company and its Subsidiaries (if any) terminates for any reason other than Retirement, Disability or death, any Option or Right then held by the Grantee, to the extent exercisable on such date of termination, shall continue to be exercisable at any time within the three-month period following such termination of employment, but not after such period.

           (b) If the Grantee's employment with the Company and its Subsidiaries (if any) terminates because of Retirement, any Option or Right then held by the Grantee, to the extent exercisable on such date of termination, shall be exercisable at any time within the 12-month period following such Retirement, but not after such period; provided that an Incentive Stock Option exercised more than three months following Retirement shall be treated as a Nonqualified Stock Option.

           (c) If the Grantee's employment with the Company and its Subsidiaries (if any) terminates because of the Grantee's Disability, any Option or Right then held by the Grantee shall be exercisable at any time within the 12-month period following such termination of employment, but not after such period.

           (d) If a Grantee's employment with the Company and its Subsidiaries (if any) terminates because of the Grantee's death, or if the Grantee dies after termination of employment while an Option or Right is exercisable pursuant to subsection
                  (c), above, any Option or Right held by the Grantee on the date of his death shall be exercisable at any time within the 24-month period fol-lowing the Grantee's death, but not after such period; provided that an Incentive Stock Option exercised more than 12 months after the Grantee's termination of employment because of Disability shall be treated as a Nonqualified Stock Option. Any Option or Right held by the Grantee on the date of his death may be exercised only by the Grantee's Beneficiary; provided, however, that if the Grantee's Beneficiary dies while the Option is exercisable pursuant to this subsection
                  (d), the executor or administrator of the Beneficiary's estate may exercise the Option within the period specified in the preceding sentence hereof. If the Grantee and the Grantee's Beneficiary die in circumstances in which there is not sufficient evidence that the two have died otherwise than simultaneously, the Beneficiary shall be deemed to have predeceased the Grantee.

           (e) Notwithstanding any provision of an Option or Right that provides for the exercise of the Option or Right in installments, except for the six-month waiting period described in the final sentence of Section 14(a) (if the Option or Right is subject to such waiting period) and the requirement that the shareholders approve the Plan, the Option or Right shall become immediately exercisable in full upon the Disability or death of the Grantee; and any Option or Right that would have become immediately exercisable in full upon the Grantee's Disability or death but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.

    (f) Notwithstanding any other provision of this Section 16, in no event shall an Option or Right be exercisable after the expiration date specified in the Agreement.

17. CONDITIONS ON AWARDS

    (a) The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise or distribution (1) to satisfy withholding tax or other withholding liabilities, (2) to effect the listing, registration or qualification on any securities exchange, on any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such grant, exercise or distribution or (3) to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares or cash shall not extend the time within which the Award may be granted or exer-cised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company, nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

    (b) All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

18. PAYMENT FOR AWARD

    Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods: (1) by money order, cashier's check or certified check; (2) by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or (3) unless the Committee expressly provides otherwise (at the time of grant in the case of Incentive Stock Option or at any time prior to exercise or purchase in the case of any other Award) by cash payment made by the Grantee's broker pursuant to the Grantee's instructions (and, if so instructed by the Grantee, cash payment by the Grantee's broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee's irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Award promptly to the broker for the Grantee's account; provided that, in the case of any director or officer (within the meaning of Section 16 of the 1934 Act) of the Company, such exercise would not subject the Grantee to short-swing profit recovery provision of Section 16(b) of the 1934 Act. Shares tendered in satisfaction of the exercise or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tendering Shares to exercise an Award under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the Option price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

19. TAX WITHHOLDING

    (a) The Company shall have the right to collect an amount sufficient to satisfy any federal, state and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option or Right, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.

    (b) The Company shall have the right to require Grantees to remit to the Company in cash an amount sufficient to satisfy any such withholding tax requirements.

    (c) The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

    (d) If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by
         (i) having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award, or (ii) delivering other Shares to the Company; provided that, to the extent necessary for a director or an officer (within the meaning of Section 16 of the 1934 Act) of the Company to obtain exemption from the short-swing profit recovery provisions of Section 16(b) of the 1934 Act, any such election either
         (i) shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined or (ii) is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of
         Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under
         Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earning, (C) the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made, (D) the election occurs during (or in advance to take effect during) one of the window periods described in clause (c)(3) of Rule 16b-3 and (E) the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).

    (e) If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 18(3), to the extent permitted therein.

20. FRACTIONAL SHARES

    No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

21. SHAREHOLDER RIGHTS

    (a) No Award shall confer upon a Grantee any rights of a shareholder unless and until Shares are actually issued to him.

    (b) Subject to any required action by the Company's shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation or reorganization.

22. ADJUSTMENT FOR CHANGES IN CAPITALIZATION

    In addition to the provisions of Section 21(b) above, in the event of (i) any change in the Shares through merger, consolidation, reorganization, recapitalization, or otherwise, (ii) any dividend on the Shares that is payable in such Shares, or (iii) a stock split or a combination of Shares, then, in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the purchase or exercise price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the shareholders of the Company; and provided that with respect to Incentive Stock Options, no such adjustment shall be required to the extent that such adjustment would cause such Options to violate Section 422(b) of the Code.

23. TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

    The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company's outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote (or any larger percentage of the Shares entitled to vote as required by the Company's Certificate of Incorporation or By-laws), (a) change the class of persons eligible for Awards; (b) change the exercise or purchase price of Awards (other than through adjustment for changes in capitalization as provided in Section 22 hereof); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 22 hereof does not adversely affect any such right.

24. APPLICATION OF PROCEEDS

    The proceeds received by the Company from the sale of Shares (including Restricted Shares) under the Plan shall be used for general corporate purposes.

25. UNFUNDED PLAN

    The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.

26. GENERAL PROVISIONS

    The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.

27. GOVERNING LAW

    The Plan shall be governed and its provision construed, enforced and administered in accordance with the laws of Delaware (excluding the conflict of law provisions thereof), except to the extent that such laws may be superseded by any federal law.

                                    NN, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                                 pursuant to the

                              STOCK INCENTIVE PLAN

                  THIS AGREEMENT, dated as of _____________________ by and between NN, Inc., a Delaware corporation (the "Company"), and __________ of 2000 Waters Edge Drive, Building C, Suite 12, Johnson City, TN 37604 (the "Grantee").

                                WITNESSETH THAT:

                  WHEREAS, the Grantee is employed by the Company and serves as the ____________________ thereof;

                  WHEREAS, the Company desires to reward the Grantee's superior performance and to provide the Grantee with inducements to continue in the employ of the Company and to continue to perform in a superior manner;

                  WHEREAS, the Company has adopted the NN, Inc. Stock Incentive Plan (the "Plan"), authorizing the grant of Awards by the Company to officers and key employees;

                  WHEREAS, the Committee referred to in the Plan (the "Committee"), pursuant to authority vested in it by the Company's Board of Directors, has approved the granting to the Grantee of an Incentive Stock Option (the "Option") to purchase shares of the Company's common stock, par value $.01 per share ("Shares"), upon the terms and subject to the conditions set forth hereinafter and in the Plan; and

                  WHEREAS, the Company desires to grant the Option to the Grantee and to memorialize the terms and conditions thereof;

                  NOW, THEREFORE, in consideration of the above-mentioned premises and the covenants and agreements contained herein, the Company and the Grantee, intending to be legally bound, hereby agree as follows:

                       SECTION 1: Incentive Stock Option

                  1.1 Pursuant to the Plan and this Incentive Stock Option Agreement (the "Agreement"), the Company hereby grants to the Grantee, effective as of the date of this Agreement, an Option to purchase an aggregate of __________ Shares at the Option price per Share described in Section 1.2 hereof and pursuant to the terms and conditions set forth in the Plan and this Agreement. Any capitalized terms used herein and not defined herein have the respective meanings ascribed to them in the Plan.

                  1.2 The Option exercise price per share with respect to the Shares covered by this Agreement shall be equal to ____________________________ ($__________), such amount equaling one hundred percent of the Fair Market Value of each Share on the date of grant of the Option. Upon exercise of the option, in whole or in part, this Option price shall be payable to the Company in accordance with Section 2.1 hereof.

                  1.3 The date of grant of the Option is _____________________.

                  1.4 Subject to the provisions of Section 1.7 hereof, the Option is intended to be an Incentive Stock Option within the meaning of section 422 of the Code.

                  1.5 Subject to Sections 1.6 and 3 hereof, the Option shall be exercisable from and after each initial exercisability date set forth below with respect to the indicated number of Shares:

===============================================================================
                                               Number of Shares for Which
       Initial Exercisability Date      the Option Becomes First Exercisable on
       ---------------------------                               --------------
                                                      Such Date
                                                      ---------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

The Grantee at any time may purchase less than the full number of Shares for which the option is then exercisable. Shares not purchased in earlier periods shall accumulate and be available for purchase in later periods within the Term of the Option.

                  1.6 Notwithstanding the application of any limitation on the exercise of the Option, the Option shall be exercisable in full immediately following the date on which a Change in Control has occurred if the Grantee's employment with the Company and its Subsidiaries has not terminated prior to the date on which the Change in Control occurred; provided, however, that the Option shall not be exercisable at any time during the six-month period following the date of this Agreement; and further provided, that nothing in this Section 1.6 shall extend the Term of the Option or have any effect other than to accelerate the date on which the Option becomes exercisable in full.

                  1.7 To the extent that the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options (determined without regard to this Section 1.7) are exercisable by the Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent and its Subsidiaries) exceeds $100,000, such Options are not Incentive Stock Options. For the purposes of this Section 1.7, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. This Section 1.7 shall be applied by taking options into account in the order in which they were granted. To the extent that the Option is to become exercisable for the first time during any calendar year with respect to a number of Shares that exceeds the foregoing limitation, the Option shall be considered to consist of (i) an Incentive Stock Option to acquire the maximum number of Shares permitted under this Section 1.7 and (ii) a Nonqualified Stock Option to acquire the excess Shares on the same terms described in this Agreement.

                  1.8 The Term of the Option shall continue until the tenth anniversary of the grant of the Option. The Option shall terminate (if not sooner terminated in accordance with the provisions of the Plan or the other provisions hereof) and shall no longer be exercisable after such tenth anniversary.

                       SECTION 2: Exercise and Withholding

                  2.1 The Grantee may exercise the Option in respect of Shares on and after the appropriate dates set forth in Section 1.5 above (and before a date or event of termination or cancellation) in whole at any time, or in part from time to time. The Grantee shall give the Company written notice to exercise the option in whole or in a specified part. Such notice shall specify the number of Shares to be purchased and shall be accompanied by full payment for the Shares then being purchased, which payment may be made in any of the following ways: (a) delivering a money order, cashier's check or certified check payable to the order of the Company; (b) delivering Shares to the Company; (c) subject to limitations imposed by the Plan and the Committee, a cash payment by Grantee's broker pursuant to the Grantee's instruction; or (d) combination thereof. The notice also shall be accompanied by such agreement, statement, or other evidence as the Committee may require in order to satisfy itself that the issuance of the Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations relating to the issuance and sale of securities, including the provisions of the Securities Act of 1933 and regulations promulgated thereunder.

Any Shares surrendered as payment in exercise of the Option shall be valued at their Fair Market Value on the date of exercise. The exercise shall be deemed to occur (a) on the date that the notice of exercise and, if applicable, the money order, cashier's check, certified check, cash and/or Shares are received at the office of the Chief Financial Officer of the Company, or at such other location as may be established in accordance with Section 4.5 hereof or (b) if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

                  2.2 In each case where the Grantee shall exercise the option, in whole or in part, the Company shall notify the Grantee of the amount of income or employment tax, if any, that must be withheld under federal and, where applicable, state and local law by reason of such exercise. It shall be a condition to any delivery of Shares hereunder that provision satisfactory to the Company shall have been made for payment of any taxes required to be paid or withheld pursuant to any applicable law or regulations. The Grantee may irrevocably elect to have any withholding tax obligation satisfied (a) by a money order, cashier's check or certified check payable to the order of the Company; (b) by having the Company withhold Shares otherwise deliverable to the Grantee with respect to the exercise of the Option; (c) by delivering Shares to the Company; (d) subject to limitations imposed by the Plan and the Committee, by a cash payment by the Grantee's broker pursuant to the Grantee's instruction; or (e) by a combination thereof; provided that the Committee may disapprove, or impose conditions upon, any such election.

                  2.3 As soon as practicable after each exercise of the Option and compliance by the Grantee with all applicable conditions, including any payments that may be required by the Company pursuant to Sections 2.1 and 2.2 hereof, the Company shall mail or deliver or cause to be mailed or delivered to the Grantee a stock certificate or certificates registered in the name of the Grantee for the number of Shares that the Grantee shall be entitled to receive upon such exercise under the provisions of this Agreement.

                  2.4 If the Grantee exercises all or a portion of this Option and the Grantee sells, transfers, assigns or otherwise disposes of Shares acquired by the exercise of this Option within two (2) years after the date the Option was granted or within one (1) year after the date of such exercise, the Grantee shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition and shall provide (in a manner satisfactory to the Company) for payment to the Company of the amounts, if any, necessary to satisfy any applicable federal, state and local tax withholding requirements imposed by reason of such sale, transfer, assignment or other disposition. To the extent the Grantee does not otherwise satisfy any withholding obligation with respect to the disposition, the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to the Grantee any such taxes required to be withheld.

                      SECTION 3: Termination of Employment

                  3.1 If the Grantee's employment with the Company terminates for any reason other than Retirement, Disability or death, the Option shall continue to be exercisable at any time within the three-month period following such termination of employment, but not after such period. The Option shall not become exercisable with respect to any Shares for which it was not exercisable on the date of such termination of employment. For purposes of this Section 3, references to employment with the Company shall be deemed to include employment with any Subsidiary.

                  3.2 If the Grantee's employment with the Company terminates because of Retirement, the Option shall continue to be exercisable at any time within the 12-month period following such Retirement, but not after such period (unless otherwise provided in Section 3.4 below); provided that the option will be treated as a Nonqualified Stock Option if it is exercised more than three months following Retirement. The Option shall not become exercisable with respect to any Shares for which it was not exercisable on the date of Retirement.

                  3.3 If the Grantee's employment with the Company terminates because of the Grantee's Disability, the Option shall (a) become immediately exercisable in full as of the date of such termination, and (b) be exercisable at any time within the 12month period following such termination of employment, but not after such period (unless otherwise provided in Section 3.4 below); provided, however, that the Option shall not be exercisable at any time during the six-month period following the date of this Agreement.

                  3.4 If Grantee's employment with the Company terminates because of the Grantee's death, the Option shall become immediately exercisable in full as of the date of termination of employment; provided, however, that the option shall not be exercisable at any time during the six-month period following the date of this Agreement. If the Grantee's employment with the Company terminates because of the Grantee's death, or if the Grantee dies within 12 months after termination of employment while the Option is exercisable pursuant to Section 3.3, above, the Option shall be exercisable at any time within the 24-month period following the Grantee's death, but not after such period; provided, however, that the Option shall be treated as a Nonqualified Stock Option if the Option is exercised more than 12 months after the Grantee's termination of employment because of Disability. If the Grantee's employment with the Company terminates due to Retirement and the Grantee subsequently dies within 12 months after termination of employment while the option is exercisable pursuant to Section 3.2, above, the Option, to the extent it is exercisable on the date of the Grantee's Retirement, shall be exercisable at any time within the 24-month period following the Grantee's death, but not after such period; provided that the Option will be treated as a Nonqualified Stock Option if it is exercised more than three months following the date of the Grantee's Retirement.

                  3.5 After the Grantee's death, the Option may be exercised only by the Grantee's Beneficiary; provided, however, that if the Grantee's Beneficiary dies within 24 months after the Grantee's death, the executor or administrator of the Beneficiary's estate may exercise the Option within such 24-month period. If the Grantee has effectively designated a Beneficiary in writing pursuant to the Plan and the Grantee and such designated Beneficiary die in circumstances in which there is not sufficient evidence that the two have died otherwise than simultaneously, the designated Beneficiary shall be deemed to have predeceased the Grantee.

                  3.6 Any exercise by a Beneficiary of Options issued and delivered hereunder shall be subject to all of the terms and conditions contained in Section 2 of this Agreement.

                  3.7 Notwithstanding any other provision of this Section 3, in no event shall the option be exercisable after the expiration date specified in
Section 1.8 of this Agreement.

                            SECTION 4: Miscellaneous

                  4.1 The Option granted hereunder shall not be transferable (other than to a Beneficiary upon the death of the Grantee) and is exercisable during the Grantee's lifetime only by the Grantee.

                  4.2 The Grantee shall be entitled to the privilege of stock ownership with respect to Shares subject to this Option only with respect to such Shares as are issued or delivered to the Grantee hereunder.

                  4.3 In the event of a stock dividend, stock split, combination of Shares, recapitalization or other similar capital change, the number and kind of Shares subject to the Option, the Option price and the other relevant provisions of this Agreement shall be appropriately adjusted as provided in
Section 22 of the Plan.

                  4.4 Nothing contained in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any Subsidiary to terminate the Grantee's employment at any time.

                  4.5 Any notice to be given hereunder by the Grantee shall be either hand-delivered to the office of the Chief Accounting Officer of the Company or sent by mail addressed to the Company to the attention of the Chief Accounting Officer, 2000 Waters Edge Drive, Johnson City, TN 37604. Any notice by the Company to the Grantee shall be either sent by mail addressed to the Grantee at the address shown on page 1 hereof or hand-delivered personally to the Grantee. Either party may, by written notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

                  4.6 The Option is granted pursuant to the Plan. The grant of the Option is subject to all the terms and provisions of the Plan, which are hereby incorporated into this Agreement by reference and are made a part of this Agreement. For the convenience of the Grantee, certain but not all of the provisions of the Plan also are summarized or elaborated upon in this Agreement. Each and every provision of this Agreement shall be administered, interpreted, and construed so that the Option shall conform to the provisions of the Plan. Any provisions of this Agreement that cannot be so administered, interpreted, or construed shall be disregarded.

                  4.7 The Grantee hereby acknowledges receipt of a copy of the Plan and further agrees to be bound by all of the terms and provisions thereof and by all actions, pursuant to the Plan, of the Committee thereunder and of the Company's Board of Directors. Whenever the word "Grantee" is used herein in a context where the provision should logically be construed to apply to the Grantee's Beneficiary, the word "Grantee" shall be deemed to include such Beneficiary.

                  4.8 The Option shall not be exercisable in whole or in part and no certificates representing Shares subject to the Option shall be delivered if, at any time, the Company determines, in its discretion, that it is necessary as a condition of, or in connection with, such exercise (or the delivery of Shares thereunder):

                  (a) to satisfy withholding tax or other withholding liabilities;

                  (b) to effect the listing, registration or qualification on any securities exchange, or any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such exercise; or

                  (c) to obtain the consent or approval of any regulatory body;

unless such withholding, listing, registration, qualification, compliance, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment.

                  The Company shall act with all reasonable diligence to obtain any such approval or consent and to effect compliance with any such applicable law, regulation, order, withholding, or listing, registration or qualification requirement, and the Grantee or other person entitled to exercise the Option shall take any action reasonably requested by the Company in such connection.

                  4.9 This Agreement shall be governed by, and its provisions construed in accordance with, the laws of Delaware (irrespective of the conflict of laws provisions thereof), except to the extent that such laws may be superseded by any federal law.

                  4.10 Any amendment of this Agreement must be in writing and duly signed by the Company and the Grantee. This Agreement may not be modified orally.

                  IN WITNESS WHEREOF, NN, Inc. has caused this Agreement to be executed in its corporate name, and the Grantee has executed the same in evidence of the Grantee's acceptance hereof, under the terms and conditions herein set forth, as of the day and year first above written.

                                      NN, Inc.

                                      By____________________________________
                                        Chief Accounting Officer:


                                      GRANTEE

                                      ______________________________________
                                          _______________________